Exhibit 99.2

FINAL TRANSCRIPT

Conference Call Transcript CECO - Career Education Conference Call Event Date/Time: Sep. 25. 2006 / 5:00PM ET

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FINAL TRANSCRIPT

Sep. 25. 2006 / 5:00PM ET, CECO - Career Education Conference Call

CORPORATE PARTICIPANTS

 Jack Larson

 Career Education Corporation - Chairman, President, CEO

 Bob Dowdell

 Career Education Corporation - Director

CONFERENCE CALL PARTICIPANTS

 Greg Cappelli

 Credit Suisse - Analyst

 Sarah Gubins

 Merrill Lynch - Analyst

 PRESENTATION

Operator

 Good day, ladies and gentlemen, and welcome to the Career Education Corporation conference call. At this time, all participants are in listen-only mode. Today’s presentation will be approximately 15 minutes in duration. If time permits, we will be taking questions. (OPERATOR INSTRUCTIONS). As a reminder, this conference is being recorded for replay purposes.

At this time, I would like to read the Safe Harbor statement. Statements made by CEC or its representatives on this call that are not historical facts are forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on information currently available to us, and involve risks and uncertainties that could cause our actual growth, results, performance and business prospects and opportunities to differ materially from those expressed in or implied by these statements. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include but are not limited to future financial and operational results, including the impact of impairment of goodwill and other intangible assets; risks related to our ability to comply with the crediting agency requirements or obtain a credit agency approvals, including the adverse impact of negative publicity and negative press coverage concerning the continued probation status of American InterContinental University and ongoing review by its accrediting body; risks related to our ability to comply with and the impact of changes in legislation and regulation that affect our ability to participate in student financial aid programs; costs, risks and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations and class-action derivative and other lawsuits; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to competition; general economic conditions; and other risk factors relating to our industry and business, as described in our annual report on Form 10-K for the year ended December 31, 2005, and from time to time in our other reports filed with the SEC. Except as expressly required by federal securities laws, we undertake no obligation to update such factors, or to publicly announce the results of any of these forward-looking statements to reflect future events, developments or changed circumstances or for any other reason.

I would now like to turn the presentation over to Jack Larson, Chairman, President and Chief Executive Officer. Please proceed, sir.

 Jack Larson - Career Education Corporation - Chairman, President, CEO

 Very good. Thank you for joining us today on such short notice. With me today is Bob Dowdell. So anyway, I wish you all good afternoon. But thanks for taking the time to be on the call today. You have now likely seen the press release which, of course, speaks for itself. This is going to be a brief call, but there are three points that we would like to reaffirm for you here today.

First, we want to let you know that we feel strongly that this is the right decision at the right time. This decision was made between me and the Board, as a result of significant discussion. We believe that as the Company matures and transitions into its business model, this is an appropriate time for me to step into a different role and focus more closely on the Company’s global strategies and growth initiatives. The decision to split the

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role of CEO and Chairman will allow me to play a more strategic role, while enabling the Company to broaden its leadership team by adding a strong executive experienced in day-to-day operations.

Second, I want to assure you that we continue to be optimistic about the long-term fundamentals of the for-profit post-secondary sector and the role this Company will continue to play as a market leader. As the release indicates, the fundamentals of our business remain solid.

I also want to emphasize the outstanding credentials that Bob Dowdell, our Lead Director, brings to the role of Interim CEO. Bob has spent much of his career in this sector. He not only understands the industry, but he understands the Company exceptionally well. He has almost two decades of experience as a CEO, leading both strategic initiatives and running day-to-day operations. We are fortunate that Bob has agreed to make the commitment to be a full-time CEO onsite during this transition.

Before I turn this call over to Bob, I want to thank you for your continued interest in this Company, and again want to reiterate my commitment to the vision, to our extraordinary staff and faculty across the globe, and of course, to our students. I remain enthusiastic about our excellent long-term prospects as an industry leader that creates value for its stakeholders.

Just a few other comments that I would like to make. I certainly want to assure you that I am very excited about where I am going to be spending my time, focused on the global strategies that are available to our Company. There’s many very unique growth projects that I will be involved in, and of course, the many opportunities in the evolving world of education, whether they be onsite or online, a hybrid, or other types of initiatives, such as chefs.com or Blish.

Keep in mind, we didn’t get to be the size that we are standing still. I want to assure you again that things are under control here at the Company, and are underway in our many colleges, and that we have started many really great initiatives that I think will pay a very nice future dividend.

I have been in this industry now for over 30 years, and I will continue to guide and share my ideas and vision with the people in our Company. I know the industry well. I am very proud of our employees. I am very proud of our students. I am exceptionally proud of the services that we provide each and every day, in each one of our institutions, whether we provide those services onsite or online. I am also, as you heard, very optimistic about the future, and I think that we have made tremendous progress in many areas of our Company.

What I would like to do at this time is to turn it over to Bob Dowdell, and Bob wants to share a few words with you also.

 Bob Dowdell - Career Education Corporation - Director

 Hi. I’m Bob Dowdell. I’m the now Interim CEO of Career Education. Before I start, I really just want to thank and applaud Jack for what he has accomplished. You know, sometimes we lose perspective, but in 12 years, Career Education is the second-largest Company in its industry. It is just a marvel that one could accomplish that. He has provided a lot of benefit for many stakeholders, including investors, but certainly students and employees. I just want to both commend him for that, thank him for it and applaud him for it.

As we announced in the release today, we are in the final stages of engaging an outside executive search firm to lead the search for a permanent CEO. We hope to have a permanent CEO — we will be exploring candidates to get to that point within six months or less — and I can tell you we will be looking for an executive with a strong operating background, a proven track record in leading large and complex public companies in the service sector. That is the target. Finding the right person for this role is clearly one of the dominant things that is the responsibility of the CEC Board.

Let me assure you that I intend to be full-time and quite visible and active in my role during this transition. I don’t want to be a caretaker or anything like that. I expect to have an ongoing dialogue with all stakeholders, including shareholders and owners, but certainly also with the employees, with the students and the management group.

I look forward to working with Jack — I have worked with him in the past, and I think we can generate a very good working relationship during this transition — and the rest of the Board, and then also my permanent successor, when that individual becomes in-place.

We have had the opportunity to meet with senior management and get engaged this morning, and quite frankly, I feel very good about the relationships that are already building and the willingness of the group to stay the path and get things moving. We remain very optimistic about Career Education’s long-term prospects — look forward to updating you and all other constituencies in the next few weeks and months, as we execute on our business plan and further refine our long-term strategies. Me being a long-term Board member, the strategies of the Company and

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the strategies of the Board were very much in sync. So I would expect that those strategies would stay very much in-place. And then of course, the search — the completion of the search for the permanent CEO.

Because this change has just occurred, I have very little to share with you today in terms of updating you on any current status of the business or any detailed questions you might have about our long-term initiatives. But as you might imagine, we have a lot of stuff to do. We have a lot of work to do, and we look forward to getting on with that and relating that back to you.

So with that, I think we could take a few questions. If the operator would want to queue that up, that would be great.

 QUESTION AND ANSWER

Operator

 (OPERATOR INSTRUCTIONS). Greg Cappelli, Credit Suisse.

 Greg Cappelli - Credit Suisse - Analyst

 Jack, just first of all to you, I want to wish you the very best in your new role going forward, and thank you for the hard work you have put in over the years running the Company.

 Jack Larson - Career Education Corporation - Chairman, President, CEO

 Thank you.

 Greg Cappelli - Credit Suisse - Analyst

 I guess the question is you and your team laid out a strategy on the conference call last quarter talking about — with respect to potentially divesting certain underperforming schools, you talked about the underperforming schools. And I am wondering if this decision will impact the timing of how you intend to move forward on that front, or with respect to what you intend to do with those underperforming schools as you look at your total portfolio?

My follow-up is just is Pat Pesch still in his current position as CFO?

 Bob Dowdell - Career Education Corporation - Director

 Let me answer both of those. I don’t know specifically the timing that might have been described to you about dealing with those difficult schools. But I do have it on my agenda to deal with those quite quickly — figure out which ones could be saved, which ones might be closed down, which ones might be appropriately sold — and to just deal with that. If we do believe that there are some schools that we have a pretty good chance of either increasing the value of them or rehabilitating them, we will take that on. But if it is not reasonably apparent than that can be done, I think we will deal with them in other ways.

With regard to Pat Pesch, yes, he is certainly aboard. Yes. Does that answer your question?

Operator

 Sarah Gubins, Merrill Lynch.

 Sarah Gubins - Merrill Lynch - Analyst

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 Are you still planning to hire a COO? If so, could you give us any sense of the timing of that search?

 Bob Dowdell - Career Education Corporation - Director

 Actually, this transition came from that effort. We were looking for a COO to do the obvious things you would expect, enhance the operations of the business and so on and so forth. As we further — and this is Jack and the Board — as we further and further looked at what was going on, we came to the conclusion that Jack’s job was too broad and too difficult for one person. So effectively, we moved the search upstairs to the CEO. Since I had time available — I just sold my business and transitioned out of it at the end of last year, and I do have a lot of background in the vocational school business — we thought that the best way to handle this was to have me come in on an interim basis, change the search from a COO to a CEO. Maybe we will go back and get a COO after that, but I think we will first focus on the CEO, and quite frankly, postpone or terminate the search for the COO.

Operator

 Ladies and gentlemen, this concludes our time for question-and-answer. Sir, please proceed to closing remarks.

 Jack Larson - Career Education Corporation - Chairman, President, CEO

 All right. We could take a few more questions. I did not mean to have it end that abruptly. So if there are a few more questions, operator, I would certainly be glad to take those.

Operator

 (OPERATOR INSTRUCTIONS). Sir, there are no more questions at this point.

 Jack Larson - Career Education Corporation - Chairman, President, CEO

 Okay, very good. We appreciate everybody’s time and attention. Thank you for coming onto this call, and we will —

 Bob Dowdell - Career Education Corporation - Director

 We look forward to keeping in touch with you in the future.

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